                                                                      Exhibit 21

      SUBSIDIARIES OF THE REGISTRANT AS OF                STATE OF          ADDITIONAL NAMES UNDER WHICH SUCH
               DECEMBER 31, 1999                        INCORPORATION            SUBSIDIARY DOES BUSINESS
---------------------------------------------------------------------------------------------------------------
1     CARNEGIE GAS STORAGE, LLC                           Delaware
---------------------------------------------------------------------------------------------------------------
2     CARNEGIE INTERSTATE PIPELINE COMPANY                Delaware
---------------------------------------------------------------------------------------------------------------
3     CARNEGIE NATURAL GAS COMPANY                        Pennsylvania
---------------------------------------------------------------------------------------------------------------
4     CARNEGIE NATURAL GAS SALES, INC.                    Delaware
---------------------------------------------------------------------------------------------------------------
5     CARNEGIE PRODUCTION COMPANY                         Pennsylvania
---------------------------------------------------------------------------------------------------------------
6     EQT CAPITAL CORPORATION                             Delaware
---------------------------------------------------------------------------------------------------------------
7     EQT CAPITAL CORPORATION III                         Delaware
---------------------------------------------------------------------------------------------------------------
8     EQUITABLE ENERGY, LLC                               Delaware              Equitable Energy
                                                                                Equitable Energy Enterprises
                                                                                ERI Energy
---------------------------------------------------------------------------------------------------------------
9     EQUITABLE GAS COMPANY                               Pennsylvania
---------------------------------------------------------------------------------------------------------------
10    EQUITABLE PRODUCTION (GULF) COMPANY                 Delaware
---------------------------------------------------------------------------------------------------------------
11    EQUITABLE PRODUCTION COMPANY                        West Virginia
---------------------------------------------------------------------------------------------------------------
12    EQUITRANS, L.P.                                     Pennsylvania
---------------------------------------------------------------------------------------------------------------
13    EREC NEVADA, INC.                                   Nevada
---------------------------------------------------------------------------------------------------------------
14    ERI COSTA RICA LDC                                  Cayman Islands
---------------------------------------------------------------------------------------------------------------
15    ERI GLOBAL PARTNERS, INC.                           Delaware
---------------------------------------------------------------------------------------------------------------
16    ERI GROUP LDC                                       Cayman Islands
---------------------------------------------------------------------------------------------------------------
17    ERI HOLDINGS                                        Cayman Islands
---------------------------------------------------------------------------------------------------------------
18    ERI HOLDINGS II                                     Cayman Islands
---------------------------------------------------------------------------------------------------------------
19    ERI INVESTMENTS, INC.                               Delaware
---------------------------------------------------------------------------------------------------------------
20    ERI JAM, LLC                                        Delaware
---------------------------------------------------------------------------------------------------------------
21    ERI PROVIDENCE, L.L.C.                              Delaware
---------------------------------------------------------------------------------------------------------------
22    ERI SERVICES (ST. LUCIA) LIMITED                    West Indies
---------------------------------------------------------------------------------------------------------------
23    ERI SERVICES CANADA LTD.                            Canada
---------------------------------------------------------------------------------------------------------------
24    ERI SERVICES, INC.                                  Delaware              Equitable Resources Services, Inc.
---------------------------------------------------------------------------------------------------------------
25    ERI-INDEPENDENT ENERGY GROUP-HONDURAS LDC           Cayman Islands
---------------------------------------------------------------------------------------------------------------
26    ET AVOCA COMPANY                                    Delaware
---------------------------------------------------------------------------------------------------------------
27    ET BLUE GRASS COMPANY                               Delaware
---------------------------------------------------------------------------------------------------------------
28    IEC HUNTERDON, INC.                                 Connecticut
---------------------------------------------------------------------------------------------------------------
29    IEC MANAGEMENT SERVICES, INC.                       Connecticut
---------------------------------------------------------------------------------------------------------------
30    IEC MONTCLAIR, INC.                                 Connecticut
---------------------------------------------------------------------------------------------------------------
31    IEC PLYMOUTH, INC.                                  Connecticut
---------------------------------------------------------------------------------------------------------------
32    INDEPENDENT ENERGY CORPORATION                      Connecticut
---------------------------------------------------------------------------------------------------------------
33    INDEPENDENT ENERGY FINANCE CORPORATION              Connecticut
---------------------------------------------------------------------------------------------------------------
34    INDEPENDENT ENERGY OPERATIONS, INC.                 Connecticut
---------------------------------------------------------------------------------------------------------------
35    KENTUCKY WEST VIRGINIA GAS COMPANY, L.L.C.          Delaware
---------------------------------------------------------------------------------------------------------------
36    NORA TRANSMISSION COMPANY                           Delaware
---------------------------------------------------------------------------------------------------------------
37    NORTHEAST ENERGY SERVICES, INC.                     Delaware              Noresco
---------------------------------------------------------------------------------------------------------------
38    THREE RIVERS PIPELINE CORPORATION                   Texas
---------------------------------------------------------------------------------------------------------------
